UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 14, 2007
EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-20199 (Commission File Number)	43-1420563 (I.R.S. Employer Identification No.)

13900 Riverport Drive Maryland Heights, MO (Address of Principal Executive Offices)		63043 (Zip Code)
Registrant’s telephone number including area code: (314) 770-1666
No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01. Other Events.
     On March 14, 2007, Express Scripts, Inc., issued two press releases. These press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report and are incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
     99.1   Express Scripts, Inc. press release, dated March 14, 2007.
     99.2   Express Scripts, Inc. press release, dated March 14, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC
By:	/s/ Martin Akins
	Name:	Martin Akins
	Title:	Assistant General Counsel and Assistant Secretary

Dated: March 14, 2007

Exhibit Index

Exhibit No.	Exhibit

99.1	Express Scripts, Inc. press release, dated March 14, 2007.

99.2	Express Scripts, Inc. press release, dated March 14, 2007.